CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                                                  EXHIBIT 10.209

                "CONFIDENTIAL TREATMENT REQUESTED BY CYGNUS, INC."

                       LIVINGSTON HEALTHCARE SERVICES INC.
                         WAREHOUSE DISTRIBUTION CONTRACT
                         -------------------------------


This contract (the "Contract") is made effective the 25th day of August, 2000, between Livingston Healthcare Services Inc., a Delaware corporation, having its principal place of business at 220 Lake Drive, Newark, Delaware, 19702, hereinafter referred to as "LHSI," and Cygnus, Inc., a Delaware corporation, having its principal place of business at 400 Penobscot Drive, Redwood City, California 94063, hereinafter referred to as "Client."

                                   WITNESSETH

WHEREAS, LHSI is in the business of providing outsource logistics services to healthcare clients requiring similar services,

WHEREAS, Client has substantial knowledge and expertise in and owns certain technology relating to the development, manufacture and sale of glucose monitoring systems,

WHEREAS, Client wishes to utilize and engage the services of LHSI for certain of its logistics requirements, and wishes to utilize LHSI's Premises as more particularly set forth hereinafter;

WHEREAS, LHSI wishes to provide certain outsource logistics services to Client, as more particularly set forth hereinafter;

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained and other good and valuable consideration each to the other paid and received, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                             ARTICLE I. DEFINITIONS

1.1 "Affiliate(s)" means of a person, firm or entity means any entity controlled by, under common control with, or controlling such person, firm or entity. "Control" in this context shall mean direct or indirect beneficial ownership of greater than fifty percent (50%) of the voting stock or equity, or greater than fifty percent (50%) interest in the income of such corporation or other business entity; provided that, if local law requires a minimum percentage of local ownership, control will be established by direct or indirect beneficial ownership of one hundred percent (100%) of the maximum ownership percentage that may, under such local law, be owned by foreign interests. All references to LHSI or Client shall apply equally to their Affiliate(s), as if stated separately each time herein.

1.2 "Agency" means any advertising, promotional, public relations, or similar agency contracted by Client to develop, support, and execute the marketing of the Product.

1.3 "Authorized Customer" means any party so designated and approved through the initialization Work Instruction.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1.4      "DEA" means the United States Drug Enforcement Agency.

1.5      "FDA" means the United States Food and Drug Administration.

1.6 "Force Majeure" means acts of war; civil disturbance or riot; shortages of materials; earthquake; fire; flood; hurricane; windstorm; or similar natural disasters; and other acts defined as Force Majeure in the laws of the State of Delaware.

1.7 "LHSI Premises" means the distribution facilities located in [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED], and the Call Center located in [CONFIDENTIAL TREATMENT REQUESTED] operated by LHSI and may only include other LHSI facilities if pre-approved by Client.

1.8 "Legend Device" means a device that bears the statement "Caution: U.S. Federal law restricts the _________________ to sale by or on the order of a physician."

1.9 "Logistics Fees" means those fees listed in Exhibit "A" attached hereto and incorporated herein by reference.

1.10 "Products" means, individually and collectively, those items or transactions which Client has requested LHSI to physically handle for Client, and any items which Client acquires and/or manufactures during the term of this Contract.

1.11 "Record" means information inscribed on a tangible medium or stored in an electronic or other medium and retrievable in perceivable form.

1.12 "Remittance Advice" refers to a summary document of all daily remittances applied to Client's bank account at Client's banking institution. This document is provided to LHSI by the banking institution on behalf of Client.

1.13 "Services" means the full scope of services to be provided by LHSI to Client, as set forth in Article II.

1.14 "Territory" shall include the 50 States of the United States, the District of Columbia, Puerto Rico and any other locations on which the parties may agree in a Record.

1.15 "Work Instruction(s)" means those written procedures maintained and used by LHSI in the training of its personnel and execution of services under this Contract and accepted by Client and LHSI in a Record. The Work Instructions may be amended from time to time by consent of the parties in a Record. Such consent shall not be unreasonably withheld or delayed.

1.16 A "Year 2000 Problem" means a data handling problem relating to the Year 2000 date change that would cause a computer system, software or equipment to fail to correctly perform, process and handle date-related data for the dates within and between the twentieth and twenty-first centuries and all other centuries, including leap year calculations.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                   ARTICLE II. OBLIGATIONS OF LHSI AND CLIENT

2.1 LHSI shall use commercially reasonable efforts to train its personnel and perform all services up to the limit of its regulatory authority required under this Contract substantially in accordance with the Work Instructions; provided, however, that if provisions of this Contract and the Work Instructions conflict, then the provisions of this Contract shall control. For any services outside the bounds of LHSI's regulatory authority, LHSI will be responsible to transfer those services to a subcontractor mutually agreed upon by both LHSI and Client.

2.2 Client shall use commercially reasonable efforts to perform all obligations required under this Contract substantially in accordance with the Work Instructions; provided, however, that if provisions of this Contract and the Work Instructions conflict, then the provisions of this Contract shall control.

2.3      Client's Products

         (a) Client shall deliver Products in reasonable quantities, based upon information provided by LHSI as to customer orders and Product inventories, to LHSI at the LHSI Premises during normal working hours.

         (b) Client shall be solely responsible for maintaining a satisfactory supply of its Products with LHSI at the LHSI Premises at all times to meet the demands of Client's customers, subject to Client's manufacturing capacity and the demand, if any, for Client's Products.

         (c) Client shall deliver Products for storage properly marked and packaged, including a manifest showing sizes or specific stock keeping units.

         (d) Client shall be solely responsible for the procurement, marketing and sale of the Products.

         (e) Client shall be solely responsible for ensuring that the Products comply with all federal, state, local and other laws and regulations with respect to safety, labeling and advertising.

         (f) Client shall be solely responsible to its customers for all warranties express or implied that exist with respect to the Products as required by law.

         (g) Client shall be solely responsible for addressing all regulatory issues regarding manufacturing defects or safety issues related to any Product and for deciding the necessity, scope, and procedures for any Product recall.

         (h) Client shall pay the Logistics Fees enumerated in Exhibit "A", including any minimum fee set forth therein, and perform all of its other obligations under this Contract and the Work Instructions. All capital equipment purchased by LHSI for Client shall become the property of Client and LHSI will execute requested documents to this effect. Such equipment will be set forth in Exhibit "C". If Client does not pay the Logistics Fees enumerated in Exhibit "A" within

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                  [CONFIDENTIAL TREATMENT REQUESTED] days and Client has not notified LHSI of a good faith dispute regarding such fees, then LHSI reserves the right to hold a portion of Client's inventory with a value not to exceed the undisputed overdue fees until receipt of fee payment from Client to LHSI.

         (i) Client agrees that the Logistics Fee Schedule attached as Exhibit "A" is conditioned on the accuracy of the Scope of Service/Logistics Assumptions attached as Exhibit "B". Thus, Client agrees that if the Scope of Service/Logistics Assumptions attached as Exhibit "B" prove to be inaccurate in any material respect, the parties will revise Exhibits "A" and "B".

2.4      Receiving and Storage

         (a) Upon receipt of inbound Products from Client, LHSI shall make a commercially reasonable visual inspection of each inbound product shipment, and shall notify Client as soon as reasonably practicable whenever Products do not substantially conform to any specification that may be designated by Client and added to the Work Instructions, provided such nonconformity is apparent upon a commercially reasonable visual inspection. LHSI shall not dispose of any nonconforming Products without prior written authorization and instructions from an authorized officer of Client.

         (b) LHSI shall provide commercially reasonable security at the LHSI Premises.

         (c) Within the scope of its regulatory authority, LHSI shall comply with all laws and regulations of all local, state and federal governments and agencies having jurisdiction over the Products, their storage in the LHSI Premises, and their distribution, including, but not limited to, the FDA, the DEA, the Environmental Protection Agency, the Occupational Safety and Health Administration, the Department of Transportation, and any other applicable agencies that may have or come to have jurisdictional authority.

         (d) LHSI shall communicate with Client within the next business day upon discovering that any Products do not conform with any specification that may be designated in a Record by or as outlined in the Work Instructions.

         (e) LHSI shall provide warehouse, office and management personnel it determines is reasonably required to perform its obligations under this Contract.

         (f) LHSI shall maintain written documentation conforming to the Work Instructions attesting to the proper receipt and storage of Products.

2.5      Customer Service and Technical Support

         LHSI shall:

         (a)      Provide customer service and technical support.

         (b) Set up new customers utilizing a customer initialization Work Instruction.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

         (c) Provide Cygnus education and testing process for each patient for any order for a Legend Device.

         (d) Follow appropriate Work Instruction to determine and document the eligibility of the authorizing physician or other healthcare professional.

         (e) Enter patient orders whether received via phone call, facsimile, mail, website, etc., as specified in the Work Instruction.

         (f) Match patient orders with corresponding physician authorization.

         (g)      Verify patient testing.

         (h) Maintain records of Authorized Customers who have opened accounts with Client.

         (i)      Accept orders on Client's behalf only from Authorized
                  Customers.

         (j)      Maintain physician authorization records.

         (k)      Maintain customer education and test records.

         (l) Provide basic Product technical support to customers, physicians and other healthcare professionals per approved Work Instruction developed by Client.

         (m) Collect data pertaining to potential adverse events and transmit same to Client per Work Instruction.

         (n)      Provide reports of all Call Center operations to Client.

2.6 Shipment - In response to orders received from Client or Authorized Customers, LHSI shall pick, pack and ship as specified below.

         (a) LHSI shall pick, pack, and ship each order for Products as outlined in the Work Instructions after receipt of the order, unless its inventory of Products is insufficient to fill the order. LHSI will use commercially reasonable efforts to keep Client apprised of inventory levels. In the event of significant daily swings in Client order volume, LHSI shall request advance authorization from Client for overtime charges necessary to maintain desired service levels.

         (b) Within the scope of its regulatory authority, LHSI shall package and ship Products in compliance with the Work Instructions and all applicable laws and all regulations of the United States Department of Transportation, the FDA, and any other applicable agencies that have or may come to have jurisdictional authority.

         (c) Upon request, LHSI shall include with shipments a flyer or other promotional material supplied by Client at a cost to Client agreed upon in a Record.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

         (d) For each shipment LHSI shall prepare standard documents and disburse as outlined in the Work Instructions.

         (e) LHSI shall prepare and forward to Client reports summarizing orders received, shipments completed, backorders, and current inventory status, either via fax or electronically, as specified by Client in a Record, which shall include shipping dates and quantities of Products delivered to Authorized Customers.

         (f) Shipments of backordered products shall be shipped within the next business day after receipt of the backordered Products by LHSI unless otherwise specified in the Work Instructions.

         (g) LHSI shall provide transportation management services, which can include the following: negotiation of freight rates; carrier selection to commercially reasonable prescribed service standards put forth by Client; proof of delivery and damage claim processing; and audit and processing of freight invoices as agreed to in the Work Instructions.

         (h)      Perform all other duties performed by a warehousemen.

2.7      Samples and Promotional Literature Fulfillment

         (a) LHSI shall provide sample and promotional literature fulfillment in accordance with commercially reasonable standards and as outlined in the Work Instructions.

         (b) LHSI shall package and ship samples and/or promotional literature in compliance with the Standard Procedures and all applicable laws and all regulations of the United States Department of Transportation, the FDA, and any other applicable agencies that have or may come to have jurisdictional authority

2.8      Records and Reports

         (a) LHSI shall provide inventory, customer, physician, technical support, and adverse event records and reports management in accordance with commercially reasonable standards and as outlined in the Work Instructions, including, but not limited to, daily and monthly activity reports.

2.9      Access and Modifications to the LHSI Premises

         (a) LHSI represents that it will make all commercially reasonable efforts to configure and equip the LHSI Premises to adequately meet Client's current and projected requirements as set forth in the Work Instructions for Product receiving, storage, shipment, call center, work stations, personnel, database and file transmission system.

         (b) LHSI shall promptly notify Client, upon notice to LHSI, of any inspection by a federal, state, or local regulatory representative concerning the Products and will allow a representative of Client, if so desired, to be present at LHSI facilities during such inspections as it relates to Client's Products. LHSI shall provide

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                  Client a summary of the results of such inspections and of the actions, if any, taken to remedy conditions cited in such inspections.

2.10 Title to and ownership of the Products in possession of LHSI shall always be vested in Client and subject to its discretion and control. Title and ownership shall pass directly to the purchaser of the Products upon delivery by LHSI to a common carrier and all proceeds derived or credits arising therefrom shall be the sole property of Client.

2.11 Client shall bear the expense of any inventory taxes that might be assessed on its Products from time to time.

2.12 During the term of this Contract, warehouse services, customer and technical services and distribution to be performed in the Territory with respect to the Products shall be performed solely by LHSI or subcontractors of LHSI whose services have been pre-approved by Client.

2.13 Client recognizes the rights of LHSI to act and to operate LHSI Premises as a public warehouse.

2.14     Other Duties

         (a) Upon a [CONFIDENTIAL TREATMENT REQUESTED] business days advance notice, LHSI shall allow Client's personnel or its representatives to perform physical inventory audits of Products in LHSI's custody, possession or control at any time during normal business hours, provided such audit is performed without interruption to LHSI's normal business activities.

         (b) LHSI shall accept returned Products and shall process such Products in accordance with procedures mutually agreed upon between the parties in a Record.

         (c) LHSI shall provide, with Client's consent, Client's representative with any document to which Client is otherwise entitled that such lender may reasonably request.

         (d) Within the scope of its regulatory authority, LHSI shall maintain all permits, licenses and registrations required to store and distribute Products in each of the fifty states of the United States, District of Columbia and all other locations in the Territory.

         (e) LHSI shall allow Client's personnel or its representatives to perform audits of LHSI's quality system and performance thereof. Such audits may include facilities visits upon [CONFIDENTIAL TREATMENT REQUESTED] business days notice, and inspection of records and reports.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                             ARTICLE III. INSURANCE

3.1 At all times during the term of this Contract, LHSI shall maintain, at its own expense, the following insurance coverage:

         (i) Workmen's compensation in the amount of [CONFIDENTIAL TREATMENT REQUESTED] to comply with the statutory requirements of the State of Delaware, or any other state in which LHSI performs its obligations hereunder;

         (ii) Warehouseman's legal liability insurance in the amount of [CONFIDENTIAL TREATMENT REQUESTED]. Client acknowledges that Client has its own insurance sufficient to cover the value of all Products stored at the LHSI Premises under this Contract.

         (iii) Commercial general liability insurance in the amount of [CONFIDENTIAL TREATMENT REQUESTED] for bodily injury or property damage for any one occurrence or series of occurrences arising out of one cause, designating Client as an additional insured. The policy shall also cover liabilities specifically assumed under this Contract.

3.2 The responsibility of LHSI for loss or damage of any Product covered by this Contract, including any packaging of such Product, while being stored on the LHSI Premises or transported to or from the LHSI Premises, is limited on a per occurrence basis to the insurance proceeds received by LHSI, or paid on behalf of LHSI to a maximum of those amounts set forth in 3.1 above to cover any such loss or damage of Client's Product, including any self insured retention or deductible.

3.3 At all times during the term of this Contract, Client shall maintain, at its own expense, the following insurance coverage:

         (i) primary commercial first-party insurance sufficient to cover the replacement value of Products in the possession of LHSI;

         (ii) product liability insurance in an amount appropriate to Client's business type and level, said amount to be reviewed on an annual basis;

         (iii) Commercial General Liability, Automobile Liability Insurance and Worker's Compensation Insurance with limits equal to the limits of LHSI's coverage set forth in Section 3.1 if employees of Client shall be present at facilities owned or operated by LHSI.

3.4 Upon request, each party will furnish certificates of insurance to the other party evidencing the insurance required by this Contract. Each party will provide at least 30 days prior written notice in the event of cancellation or material reduction in coverage, and upon request promptly submit to the other party satisfactory evidence of such insurance.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                           ARTICLE IV. INDEMNIFICATION

4.1 LHSI shall indemnify and hold harmless Client and its Affiliates, directors, officers, agents, shareholders and employees and defend them from and against any and all claims, demands, actions, causes of action, losses, judgments and damages, brought or alleged by a third party, and any and all costs or expenses relating thereto (including, but not limited to, reasonable attorney's fees, court costs, and costs of settlement, and the cost of any Product recall, whether voluntary or involuntary) whatsoever arising out of or related to the sole negligence, fraud, or willful misconduct of LHSI, or the material breach by LHSI of any of LHSI's obligations under this Contract. Client shall provide LHSI prompt written notice of any claims, demands, actions, causes of action, losses, judgments or damages and Client shall have the right, at its discretion and at its cost, to have attorneys of its choosing participate with LHSI on the investigation, litigation, settlement and all other aspects of such claims, demands, actions, causes of action, losses, judgments or damages. In such event LHSI shall share, on a timely basis, all such information obtained with Client's designated attorneys. It is a condition to the foregoing indemnity that Client shall not admit liability nor make any payment, settlement or compromise in respect thereof without the prior written consent of LHSI, which consent shall not be unreasonably withheld or delayed.

4.2 Client shall indemnify and hold harmless LHSI and its Affiliates, directors, officers, agents, shareholders and employees and defend them from and against any and all claims, demands, actions, causes of action, losses, judgments and damages, brought or alleged by a third party, and any and all costs or expenses relating thereto (including, but not limited to, reasonable attorney's fees, court costs, and costs of settlement, and the cost of any Product recall, whether voluntary or involuntary) whatsoever arising out of or related to the sole negligence, fraud or willful misconduct of Client, or the material breach by Client of any of Client's obligations under this Contract. LHSI shall provide Client prompt written notice of any claims, demands, actions, causes of action, losses, judgments or damages and LHSI shall have the right, at its discretion and at its cost, to have attorneys of its choosing participate with Client on the investigation, litigation, settlement and all other aspects of such claims, demands, actions, causes of action, losses, judgments or damages. In such event Client shall share, on a timely basis, all such information obtained with LHSI's designated attorneys. It is a condition to the foregoing indemnity that LHSI shall not admit liability nor make any payment, settlement or compromise in respect thereof without the prior written consent of Client, which consent shall not be unreasonably withheld or delayed.

4.3 Client shall further indemnify and hold harmless LHSI from and against any and all claims, demands, actions, causes of action, losses, judgments and damages, brought or alleged by a third party, and any and all costs or expenses relating thereto (including but not limited to reasonable attorneys' fees, court costs and costs of settlement) arising as a result of (a) any actual or asserted violation of the Federal Food, Drug and Cosmetic Act or any other federal, state or local law or regulation by virtue of which Products sold, supplied or delivered by Client shall be alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in full compliance with any such law or regulation, (b) the possession, distribution, sale and/or use of, or by reason of the seizure of, any of Client's Products, including any prosecution or action whatsoever by any governmental body or agency or by any private party, including claims of bodily injury,


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

         death or property damage, or (c) a claim that the Products infringe any patent, trademark, copyright, license or other property right or proprietary right of any third party, or (d) any claims regarding any aspect of the use of credit cards by Authorized Customers to pay for orders hereunder (including but not limited to regulatory violations, credit card fraud or processing errors), unless such credit card-related claim is due to the sole negligence, fraud or willful misconduct of LHSI. LHSI shall provide Client prompt written notice of any claims, demands, actions, causes of action, losses, judgments or damages and LHSI shall have the right, at its discretion and at its cost, to have attorneys of its choosing participate with Client on the investigation, litigation, settlement and all other aspects of such claims, demands, actions, causes of action, losses, judgments or damages in such event Client shall share, on a timely basis, all such information obtained with LHSI. It is a condition to the foregoing indemnity that LHSI shall not admit liability nor make any payment, settlement or compromise in respect thereof without the prior written consent of Client, which consent shall not be unreasonably withheld or delayed.

                       ARTICLE V. AMENDMENT AND ASSIGNMENT

5.1 This Contract together with Exhibit "A" and Exhibit "B" and Exhibit "C" hereto, constitute the entire understanding of the parties, and supersedes the Letter of Intent between the parties dated August 3, 2000 and any and all previous understandings, whether written or oral, with respect to the subject matter hereof. All such other understandings are hereby declared null and void and of no further force or effect, with the exception of the Mutual Confidentiality Agreement between the parties dated June 19, 2000, which shall remain in full force and effect. The terms, conditions and provisions of this Contract shall prevail over any inconsistent statements, terms, conditions or provisions contained in any documents passing between the parties hereto including, but not limited to, any acknowledgment, confirmation or notice. This Contract may not be amended, supplemented, or otherwise modified except by an instrument in a Record executed by the parties hereto.

5.2 This Contract shall not be assignable by either Party hereto, in whole or in part, in fact or by operation of law, without the prior written consent of the other, except that either Party may assign this Contract to any of its present Affiliates, as well as to a person or entity who acquires all or substantially all of the assets or business of the business unit to which this Contract relates, whether by sale, merger or otherwise. This Contract shall inure to the benefit of the parties and to their successors and assigns.

                            ARTICLE VI. FORCE MAJEURE

6.1 Each party to this Contract shall be excused from the performance of its obligations hereunder to the extent that such performance is prevented by Force Majeure, and such excuse shall continue for so long as the condition constituting the Force Majeure continues.

6.2 Notwithstanding the immediately foregoing provision, if the LHSI Premises at any time are subject to a condition constituting Force Majeure such that LHSI is unable to fulfill its obligations under this Contract, LHSI shall give immediate written notice thereof to Client, whereupon Client may, at its sole option, immediately terminate this Contract by giving written notice of termination to LHSI and make other arrangements for


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

         distribution of its Products, or permit LHSI to provide other warehousing facilities reasonably acceptable to Client for the duration of the Force Majeure. Notwithstanding the foregoing, in the event that Client elects to permit LHSI to provide a substitute facility and the Force Majeure condition continues for more than [CONFIDENTIAL TREATMENT REQUESTED] days, Client may then, at its sole option, terminate this Contract by giving written notice of such termination to LHSI. In the event of termination during a Force Majeure condition, LHSI shall use its best efforts to remove, or enable Client to remove Products, shipping and packaging materials, data and information related to Products, and other property of Client from the LHSI Premises as promptly as possible.

                          ARTICLE VII. CONFIDENTIALITY

7.1 LHSI shall not disclose, communicate or divulge to, or use for the direct or indirect benefit of any person, corporation, or other entity, other than Client, any proprietary information regarding the Products, Product specifications, business methods, business policies, procedures, techniques, computer programs, research or development projects or results, trade secrets, or inventions, used or developed by Client, any names or addresses of Client's customers or clients, any data on or relating to past, present or prospective customers of Client, information regarding Client sales, shipments, costs or inventories, any promotional materials developed by the Agency on behalf of Client except for the delivery of such material to an Authorized Customer, or any other confidential information relating to or dealing with the business operations or activities of Client or Client's customers (collectively the "Client Information"), made known, directly to LHSI, or indirectly learned or acquired by LHSI while providing services or while the business relationship between LHSI and Client exists under this Contract.

7.2 Client shall not disclose, communicate or divulge to, or use for direct or indirect benefit of any person, corporation, or other entity, other than LHSI, any proprietary information regarding business methods, business policies, procedures, techniques, computer programs, trade secrets, or inventions used or developed by LHSI (collectively the "LHSI Information") made known to Client or learned or acquired by Client in relation to this Contract.

7.3 The parties agree that in the event of a violation of Sections 7.1 or 7.2, the nonviolating party shall have the right to seek an injunctive relief, in addition to any other existing rights provided in this Contract or by operation of law, without the requirement of posting bond.

7.4 Client's duty of confidentiality with regard to LHSI Information and LHSI's duty of confidentiality with regard to Client Information shall not extend to:

              (a) any information that, at the time of disclosure, is in, or after disclosure lawfully becomes a part of the public domain (but only after it becomes a part of the public domain);

              (b) any information that, prior to disclosure by the disclosing party, was already in the lawful possession of the recipient party, as evidenced by written records kept by the recipient part in the ordinary course of its

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                       business, or as evidenced by proof of actual prior use by the recipient party;

             (c) any information that, subsequent to disclosure, is obtained by the recipient party from a third party 1) who is lawfully in possession of that information, 2) who is not in violation of any contractual, legal or fiduciary obligation to the disclosing party with respect to that information; and 3) who does not prohibit the recipient party from disclosing the information to others; or

             (d) any information disclosed pursuant to any applicable law or order of any court or government agency provided the disclosing party gives the other party prompt notice so that it may seek a protective order or other appropriate remedy In the event such protective order or other remedy is not obtained, the disclosing party shall furnish only that portion of the information that it is legally required and shall use its best efforts to assure confidential treatment of any such information disclosed.

7.5 Nonsolicitation of Employees. Client and LHSI covenant that they shall not, for a period of [CONFIDENTIAL TREATMENT REQUESTED] after the termination of this Contract, or with respect to a former employee or contractor of the other party, for a period of [CONFIDENTIAL TREATMENT REQUESTED] after the termination of employment of such employee or contractor, whichever is earlier: (i) solicit or attempt to solicit any employee or contractor of the other party to quit employment with Client or LHSI; (ii) interfere with or disrupt Client's or LHSI's relationship with other employees or contractors of the other party; or
         (iii) solicit, entice or take away any person engaged by Client or LHSI.

                       ARTICLE VIII. TERM AND TERMINATION

8.1 This Contract shall commence as of the 25th day of August, 2000, and shall extend for a period of five (5) years, to and including the 25th day of August, 2005. This Contract shall automatically renew for successive [CONFIDENTIAL TREATMENT REQUESTED] terms unless notice to cancel is provided in writing by one party to the other party at least [CONFIDENTIAL TREATMENT REQUESTED] prior to the end of the applicable term.

8.2 Client only may terminate this Contract by submitting [CONFIDENTIAL TREATMENT REQUESTED] prior written notice of termination to the other party. If Client terminates this Contract within the first [CONFIDENTIAL TREATMENT REQUESTED] (i.e., prior to [CONFIDENTIAL TREATMENT REQUESTED]) then LHSI shall be entitled to the lesser of (a) [CONFIDENTIAL TREATMENT REQUESTED] or (b) [CONFIDENTIAL TREATMENT REQUESTED]. During the [CONFIDENTIAL TREATMENT REQUESTED] notice period Client shall pay the greater of (aa) [CONFIDENTIAL TREATMENT REQUESTED] or (bb) [CONFIDENTIAL TREATMENT REQUESTED]. Client shall pay LHSI any outstanding amounts owed within [CONFIDENTIAL TREATMENT REQUESTED] days after termination of this Contract.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

8.3 If either LHSI or Client should fail to discharge fully and promptly any of its obligations under this Contract or the Exhibits hereto, including, but not limited to, the obligation to make payments and LHSI's obligation to make timely delivery of Products, and its obligations under Section 2.9(a), and further fail to cure such default within a reasonable time not to exceed [CONFIDENTIAL TREATMENT REQUESTED] days (provided that such a failure can be cured) after written notice thereof by the non-defaulting party, the non-defaulting party shall have the right to immediately terminate this Contract upon giving the defaulting party written notice to such effect.

8.4 Each party hereto shall have the right to terminate this Contract in the event of any proceeding under a Bankruptcy Act or any insolvency, receivership or dissolution proceeding involving the other party is commenced and not dismissed within [CONFIDENTIAL TREATMENT REQUESTED] days of its commencement.

8.5 Upon termination or expiration of this Contract, LHSI shall promptly return to Client all Products then in its possession or control, all packaging, shipping and labeling materials related thereto, all invoice forms, any equipment or other property purchased by Client, and all customer and sales representative lists and other confidential or proprietary information provided hereunder by Client or developed by LHSI in relation to this Contract, and any information provided in order that LHSI may obtain any government licenses and permits. In the event of termination by Client under Section 8.2 or termination by LHSI under Sections 8.3 and/or 8.4 or cancellation under Section 8.1, LHSI shall be compensated at the accessorial labor rate detailed in Exhibit "A" of this Contract in returning property of Client from the last effective day of this Contract.

8.6 In the event of early termination under Section 8.2 by Client, Client shall pay the remaining [CONFIDENTIAL TREATMENT REQUESTED] book value and take title to capital assets purchased by LHSI on behalf of Client. These capital assets, with their original cost and depreciation term, are specified in Exhibit "C", which shall be updated throughout the term of this Contract as mutually agreed by the parties.

8.7 The obligation of Client to pay fees and expenses earned or incurred by LHSI, as the case may be, prior to the effective date of termination, the obligations of both parties under Article IV, and the rights and obligations of both parties under Articles VII, VIII and IX shall survive the termination or expiration of this Contract.

                               ARTICLE IX. GENERAL

9.1 This Contract shall be interpreted in accordance with the laws of the State of Delaware, without regard to its conflict of law principles. The parties understand and agree that the provisions of Article 7 of the Uniform Commercial Code as enacted by the State Law governing this Contract shall apply to this Contract. In the event any terms of this Contract are contrary to Article 7 of the Uniform Commercial Code, this Contract shall govern.

9.2 The parties agree and acknowledge that they have the obligations to indemnify each other set forth in Article IV and that LHSI's responsibility for loss or damage of any Product


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

         covered by this Contract is set forth in Article III. With respect to all other claims for damages that the parties may assess against each other:

         (i) Neither party shall be liable to the other under any circumstances for consequential, incidental, indirect or special damages, for lost profits, savings or revenues of any kind, regardless of whether such party has been advised of the possibility of such damages; and

         (ii) LHSI's total liability for damages to Client under this Contract shall be limited to money damages and shall not exceed an amount equal to the amount actually paid to LHSI by Client.

9.3 Save and except for any provision or covenant contained herein which is fundamental to the subject matter of this Contract (including without limitation those that relate to the payment of monies), the invalidity or unenforceability of any provision or covenant hereof or herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained and any such invalid or unenforceable provision or covenant shall be deemed to be severable.

9.4 Routine notices of conditions or situations affecting the Services performed under this Contract will be given in writing between Ken Pitzer of Cygnus and Karen Sassi of LHSI, or as otherwise designated by the parties. All other notices will be given in writing and delivered by mail or facsimile to the parties as follows:

                           In the case of LHSI:
                                    Livingston Healthcare Services Inc.
                                    220 Lake Drive
                                    Newark, DE  19702
                                    Attention:  Karen Sassi
                                    Facsimile:  (302) 266-7650

                           In the case of Cygnus:
                                    Cygnus, Inc.
                                    400 Penobscot Drive
                                    Redwood City, CA  94063
                                    Attention:  General Counsel
                                    Facsimile:  (650) 599-3913

         If notice is mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, shall be deemed to have been received [CONFIDENTIAL TREATMENT REQUESTED] business days after the post-marked date thereof, or if sent by facsimile or electronic mail, shall be deemed to have been received on the next business day following dispatch and acknowledgment of receipt by the recipient's facsimile machine or computer, or if telecopied, shall be deemed to have been received on the next business day following dispatch or if delivered by hand shall be deemed to have been received at the time it is delivered. Notice of change of address shall also be governed by this Section 9.4.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

9.5 Upon pre-approval by Client, LHSI may to display any logo, trademark, service mark, service name or trade name of Client (collectively, the "Mark(s)") at any site at which the Products are stored or in advertising or other literature promoting LHSI's logistics services.

9.6 Except to the extent necessary under applicable laws or for ordinary marketing purposes, the Parties agree that no press releases or other publicity relating to the substance of the matters contained herein will be made without approval by both Parties. Any press release announcing this Contract will be jointly developed and released by both Parties.

         IN WITNESS WHEREOF, both parties have executed this Contract to make it effective as of the date first above written.


         CYGNUS, INC.


         By:      /s/ John C Hodgman
            ---------------------------------------------

         Name:              John C Hodgman
              -------------------------------------------

         Title:             Chairman, President & CEO
               ------------------------------------------

         Date:             8/30/00
              -------------------------------------------


         LIVINGSTON HEALTHCARE SERVICES INC.


         By:      /s/ Peter Westermann
            ---------------------------------------------

         Name:              Peter Westermann
              -------------------------------------------

         Title:             President
               ------------------------------------------

         Date:             8/31/00
              -------------------------------------------


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                       EXHIBIT A

                       [CONFIDENTIAL TREATMENT REQUESTED]





         CYGNUS, INC.


         By:      /s/ John C Hodgman
            ----------------------------------------------

         Name:              John C Hodgman
              --------------------------------------------

         Title:             Chairman, President & CEO
               -------------------------------------------

         Date:             8/30/00
              --------------------------------------------


         LIVINGSTON HEALTHCARE SERVICES INC.


         By:      /s/ Peter Westermann
            -----------------------------------------------

         Name:              Peter Westermann
              ---------------------------------------------

         Title:             President
               --------------------------------------------

         Date:             8/31/00
              ---------------------------------------------

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                       EXHIBIT B

                       [CONFIDENTIAL TREATMENT REQUESTED]




         CYGNUS, INC.


         By:      /s/ John C Hodgman
            --------------------------------------------

         Name:              John C Hodgman
              ------------------------------------------

         Title:             Chairman, President & CEO
               -----------------------------------------

         Date:             8/30/00
              ------------------------------------------


         LIVINGSTON HEALTHCARE SERVICES INC.


         By:      /s/ Peter Westermann
            --------------------------------------------

         Name:              Peter Westermann
              ------------------------------------------

         Title:             President
               -----------------------------------------

         Date:             8/31/00
              ------------------------------------------


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                                                       EXHIBIT C

                       [CONFIDENTIAL TREATMENT REQUESTED]




         CYGNUS, INC.


         By:      /s/ John C Hodgman
            -----------------------------------------------

         Name:              John C Hodgman
              ---------------------------------------------

         Title:             Chairman, President & CEO
               --------------------------------------------

         Date:             8/30/00
              ---------------------------------------------


         LIVINGSTON HEALTHCARE SERVICES INC.


         By:      /s/ Peter Westermann
            -----------------------------------------------

         Name:              Peter Westermann
              ---------------------------------------------

         Title:             President
               --------------------------------------------

         Date:             8/31/00
              ---------------------------------------------


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.